UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers Real Assets Fund:
Class A	–14.40%
Class C	–14.62%
Class I	–14.22%
Class R	–14.43%
Class Z	–14.25%
Blended Benchmark[a]	–14.77%
Consumer Price Index +4%[a]	1.52%
MSCI World Index—net[a]	–5.77%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	For benchmark descriptions, see page 6.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Real assets suffered meaningful declines in the first half of the year as the pandemic-driven recession led to a sharp drawdown across global financial markets, including real assets as a group, and, with that, an unprecedented economic shut down. Though real assets rallied in the second quarter in response to massive and unprecedented stimulus and relief policies, they only partly recovered earlier declines. By period end, many European and Asian countries appeared to have contained the pandemic’s first wave, but the U.S. in June took a step backwards as cases spiked in parts of the country.

Fund Performance

The Fund had a negative total return in the period but slightly outperformed its blended benchmark.

Most asset classes in the Fund retreated in the first half of 2020. The natural resource equities sector fell nearly 20%, impacted in part by weakness in diversified mining companies. The group partly recovered late in the period amid rising iron ore prices supported by strong infrastructure demand from China. The energy sector initially plunged due to rising supply and falling demand, but later had a boost from an agreement among Organization of Petroleum Exporting Countries (OPEC) members and other major producers to reduce supply. Petroleum prices declined over the six-month period, hitting record lows in April before sharply recovering in May. Our overweight in natural resources detracted from relative performance, as did stock selection in the group, in part due to our non-allocation to paper products and packaging companies; these generally defensive stocks outperformed the index over the six-month period. Stock selection in the energy sector also hindered performance.

Global listed infrastructure also had a negative return but held up relatively well. Stock selection in the asset class aided relative performance, in part due to positive absolute and relative performance in the communications sector. We favored the sector’s strong relative growth outlook, supported by remote communication and activity trends. Our stock selection in electric utilities also contributed to performance. Transportation infrastructure—toll roads, airports and railways—which had been heavily impacted by the economic shutdown, largely underperformed despite some late-period anticipation of a recovery in activity. Our stock selection in these sectors was relatively favorable as a group.

Global real estate securities had a negative return for the period. Stocks recouped a portion of their losses from earlier in the year, supported by mostly intact earnings and dividends. Investors were encouraged by data that showed that real estate securities in most property sectors collected more than 90% of rents in the second quarter, with hotels, retail and certain office companies being notable exceptions. U.K. industrial companies continued to benefit from increasing demand from e-commerce-related tenants. Our stock selection in Europe contributed, led by outperformance in the U.K. and the Netherlands as well as Germany, which saw strength in apartment companies. In the Netherlands, our non-allocation to retail REIT Unibail-Rodamco-Westfield aided performance, as it shares fell 60% on disruption in its Europe and U.S. properties.

COHEN & STEERS REAL ASSETS FUND, INC.

The Fund’s underweight in commodities helped performance. Though commodity prices benefitted from second-quarter optimism about the economic restart, the sector underperformed in the semiannual period, with broad-based declines in the agriculture, industrial metals and energy sectors. Our positions in agriculture commodities had positive impact as China’s demand for U.S. soybeans showed some resilience and we think will likely remain seasonally strong. We continue to favor high-protein wheat (Kansas City) over lower-protein wheat (Chicago), as food demand remains strong, global high-protein wheat supply remains more constrained, and corn remains more attractive than low-protein wheat as a livestock feed.

Precious metals ended the period higher, however, aided by global monetary easing. The Fund’s overweight position in longer-dated gold contracts contributed to performance as we continued to see strong investor demand and monetary support from global central banks. The Fund’s overweight in silver and out-of-index allocation to the palladium group also contributed to relative performance, as the group had a positive return, aided by strong investor demand amid massive monetary easing. The fund’s underweight in gold detracted from relative performance, while its overweight in short-duration fixed income had a modest benefit.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities contracts with the intention of enhancing total returns. These contracts significantly detracted from the Fund’s total return for the six-month period ended June 30, 2020.

The Fund also engaged in the buying and selling of commodities options with the intention of enhancing total returns and reducing overall volatility. These options did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2020.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager	Portfolio Manager

COHEN & STEERS REAL ASSETS FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2020

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–14.46%[a]	–11.94%[b]	—	—	—
1 Year (without sales charge)	–10.43%	–11.05%	–10.08%	–10.56%	–10.20%
5 Years (with sales charge)	–1.73%[a]	–1.48%	—	—	—
5 Years (without sales charge)	–0.82%	–1.48%	–0.49%	–0.97%	–0.49%
Since Inception[c] (with sales charge)	–1.58%[a]	–1.71%	—	—	—
Since Inception[c] (without sales charge)	–1.04%	–1.71%	–0.71%	–1.20%	–0.78%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2020 prospectus were as follows: Class A—1.63% and 1.16%; Class C—2.28% and 1.81%; Class I—1.35% and 0.81%; Class R—1.78% and 1.31%; and Class Z—1.28% and 0.81%. Through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The Blended Benchmark consists of 27.5% FTSE EPRA Nareit Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% ICE BofA 1-3 Year US Corporate Index, 5% Gold and 15% Dow Jones Brookfield Global Infrastructure Index. The FTSE EPRA Nareit Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. Gold is represented by the Gold spot price in U.S. Dollars per Troy ounce. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI+4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020—June 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period[a] January 1, 2020— June 30, 2020
Class A
Actual (–14.40% return)	$1,000.00	$856.00	$5.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.14	$5.77

Class C
Actual (–14.62% return)	$1,000.00	$853.80	$8.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.91	$9.02

Class I
Actual (–14.22% return)	$1,000.00	$857.80	$3.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.89	$4.02

Class R
Actual (–14.43% return)	$1,000.00	$855.70	$6.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.52

Class Z
Actual (–14.25% return)	$1,000.00	$857.50	$3.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.89	$4.02

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

June 30, 2020 Top Ten Holdings[a] (Unaudited)
Security	Value	% of Net Assets

SPDR Gold MiniShares Trust	$3,708,288	3.9
Prologis, Inc.	1,686,286	1.8
American Tower Corp.	1,511,166	1.6
Public Storage	1,317,325	1.4
Total SA	1,045,858	1.1
Ventas, Inc.	976,802	1.0
BP PLC	943,735	1.0
Welltower, Inc.	931,707	1.0
Dai-ichi Life Insurance Co., Ltd., 7.25%, 144A (USD)	899,563	0.9
Essex Property Trust, Inc.	871,763	0.9

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb (Unaudited)

[b]	The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	55.6%
AIRPORTS—FOREIGN	0.1%
Airports of Thailand PCL (Thailand)		39,200	$77,171
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)[a]		12,586	58,499

			135,670

COMMUNICATIONS	2.9%
TOWERS
American Tower Corp.		5,845	1,511,167
Crown Castle International Corp.		3,675	615,011
SBA Communications Corp.		2,137	636,655

			2,762,833

COMMUNICATIONS—FOREIGN	0.3%
TOWERS
Cellnex Telecom SA, 144A (Spain)[b]		4,219	257,687

CONSUMER STAPLES	0.4%
FOOD PRODUCTS
Darling Ingredients, Inc.[a]		3,431	84,471
Hormel Foods Corp.		1,643	79,308
Lamb Weston Holdings, Inc.		593	37,910
Performance Food Group Co.[a]		4,262	124,195

			325,884

CONSUMER STAPLES—FOREIGN	0.7%
FOOD PRODUCTS
WH Group Ltd., 144A (Hong Kong)[b]		383,845	331,717
Wilmar International Ltd. (China) (SGD)		118,130	349,401

			681,118

CONSUMER—CYCLICAL	0.2%
HOTEL
Boyd Gaming Corp.		10,061	210,275

CONSUMER—NON-CYCLICAL	3.2%
AGRICULTURE	1.3%
Archer-Daniels-Midland Co.		13,541	540,286
Bunge Ltd.		3,744	153,990
Corteva, Inc.		21,277	570,011

			1,264,287

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
FOOD PRODUCTS	1.2%
Hershey Co.		1,234	$159,951
Pilgrim’s Pride Corp.[a]		5,554	93,807
Tyson Foods, Inc., Class A		14,260	851,465

			1,105,223

FOOD PRODUCTS—FOREIGN	0.7%
Associated British Foods PLC (United Kingdom)		13,384	316,454
Maple Leaf Foods, Inc. (Canada)		4,082	85,723
Mowi ASA (Norway)		12,985	247,516

			649,693

TOTAL CONSUMER—NON-CYCLICAL			3,019,203

ELECTRIC	1.0%
Alliant Energy Corp.		3,929	187,963
Edison International		3,723	202,196
Evergy, Inc.		1,960	116,208
NextEra Energy, Inc.		923	221,677
NorthWestern Corp.		2,549	138,972
Xcel Energy, Inc.		1,734	108,375

			975,391

ELECTRIC—FOREIGN	0.9%
Elia Group SA/NV (Belgium)		2,390	260,010
Enel S.p.A. (Italy)		8,592	74,308
Hydro One Ltd., 144 (Canada)[b]		9,588	180,305
National Grid PLC (United Kingdom)		19,660	239,860
Orsted A/S, 144A (Denmark)[b]		953	109,977

			864,460

ENERGY	5.2%
GAS—DISTRIBUTION—FOREIGN	0.4%
Enn Energy Holdings Ltd. (China)(H shares)		23,157	261,685
Tokyo Gas Co., Ltd. (Japan)		3,000	71,834
Towngas China Co., Ltd. (China)(H shares)		135,000	61,230

			394,749

INTEGRATED OIL & GAS—FOREIGN	0.6%
Royal Dutch Shell PLC, Class B (Netherlands)		35,115	532,354

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
OIL & GAS	0.8%
Chevron Corp.		6,566	$585,884
Concho Resources, Inc.		1,554	80,031
Exxon Mobil Corp.		811	36,268
Marathon Petroleum Corp.		2,091	78,162

			780,345

OIL & GAS—FOREIGN	3.4%
BP PLC (United Kingdom)		246,339	943,735
Lukoil PJSC, ADR (Russia)(USD)		5,553	412,778
Neste Oyj (Finland)		3,269	128,393
Repsol SA (Spain)		65,171	575,849
Suncor Energy, Inc. (Canada)		8,343	140,668
Total SA (France)		27,124	1,045,858

			3,247,281

TOTAL ENERGY			4,954,729

INDUSTRIAL	0.8%
MACHINERY—FOREIGN
CNH Industrial NV (United Kingdom)		68,319	479,982
Kubota Corp. (Japan)		19,197	287,163

			767,145

INFRASTRUCTURE	0.7%
ELECTRIC	0.4%
CenterPoint Energy, Inc.		7,866	146,858
Pinnacle West Capital Corp.		1,056	77,394
PNM Resources, Inc.		1,501	57,699
Public Service Enterprise Group, Inc.		1,901	93,453

Total Electric			375,404

FREIGHT RAILS	0.1%
Norfolk Southern Corp.		300	52,671

PIPELINES—C-CORP	0.2%
ONEOK, Inc.		4,671	155,171

TOTAL INFRASTRUCTURE			583,246

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
INFRASTRUCTURE—FOREIGN	0.6%
AIRPORTS	0.2%
Aena SME SA, 144A (Spain)[b]		579	$77,437
Auckland International Airport Ltd. (New Zealand)		15,933	67,759

			145,196

FREIGHT RAILS	0.1%
Canadian National Railway Co. (Canada)		678	59,984

GAS—DISTRIBUTION	0.1%
Snam S.p.A. (Italy)		23,031	112,279

PIPELINES—C-CORP	0.2%
Pembina Pipeline Corp. (Canada)		8,912	222,800

TOLL ROADS	0.1%
Eiffage SA (France)		778	71,317

TOTAL INFRASTRUCTURE—FOREIGN			611,576

MARINE PORTS—FOREIGN	0.1%
Koninklijke Vopak NV (Netherlands)		2,516	133,082

MATERIALS	6.3%
CHEMICALS	0.7%
CF Industries Holdings, Inc.		4,818	135,579
FMC Corp.		5,452	543,128

			678,707

CHEMICALS—FOREIGN	0.5%
Nutrien Ltd. (Canada)		9,101	292,142
Yara International ASA (Norway)		3,691	128,677

			420,819

METALS & MINING	0.9%
Freeport-McMoRan, Inc.		3,643	42,149
Newmont Mining Corp.		12,014	741,744
Nucor Corp.		2,419	100,171

			884,064

METALS & MINING—FOREIGN	4.2%
Agnico Eagle Mines Ltd. (Canada)		3,033	194,209
Anglo American PLC (South Africa)		23,151	533,705
ArcelorMittal SA (Luxembourg)[a]		6,165	65,299

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
Barrick Gold Corp. (Canada)		17,501	$471,477
BHP Group PLC (Australia)		40,623	831,271
Fortescue Metals Group Ltd. (Australia)		27,242	264,838
Franco-Nevada Corp. (Canada)		618	86,332
Kirkland Lake Gold Ltd. (Canada)		4,636	190,890
Lundin Mining Corp. (Chile)(CAD)		16,528	88,630
MMC Norilsk Nickel PJSC, ADR (Russia)(USD)		9,731	254,354
Newcrest Mining Ltd. (Australia)		2,075	46,011
Nippon Steel Corp. (Japan)		8,019	75,775
POSCO (South Korea)		525	76,470
Rio Tinto Ltd. (Australia)		6,727	460,622
Vale SA, ADR (Brazil)(USD)		26,216	270,287
Wheaton Precious Metals Corp. (Brazil) (CAD)		2,010	88,540

			3,998,710

TOTAL MATERIALS			5,982,300

PIPELINES	0.7%
Kinder Morgan, Inc.		29,641	449,654
Williams Cos., Inc.		10,778	204,998

			654,652

PIPELINES—FOREIGN	1.2%
Enbridge, Inc. (Canada)		27,942	849,621
TC Energy Corp. (Canada)		5,994	256,078

			1,105,699

RAILWAYS—FOREIGN	0.1%
Getlink SE (France)		3,398	49,137

REAL ESTATE	27.9%
DATA CENTERS	1.2%
CyrusOne, Inc.		4,343	315,953
Equinix, Inc.		1,140	800,622

			1,116,575

DATA CENTERS—FOREIGN	0.1%
GDS Holdings Ltd., ADR (China)(H shares)[a]		885	70,499

DIVERSIFIED—FOREIGN	7.1%
Activia Properties, Inc. (Japan)		82	284,140
CA Immobilien Anlagen AG (Austria)[a]		3,502	117,087
CapitaLand Commercial Trust (Singapore)		107,700	131,810

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
Castellum AB (Sweden)		11,685	$218,953
Charter Hall Group (Australia)		50,895	344,787
China Resources Land Ltd. (China)(H shares)		62,000	236,976
City Developments Ltd. (Singapore)		48,200	294,554
Covivio (France)		2,244	162,765
ESR Cayman Ltd., 144A (China)(H Shares)[a,b]		113,800	270,199
Fastighets AB Balder, Class B (Sweden)[a]		5,308	203,090
Hang Lung Properties Ltd. (Hong Kong)		163,000	387,496
Keppel DC REIT (Singapore)		183,700	336,415
LondonMetric Property PLC (United Kingdom)		46,547	121,502
Mirvac Group (Australia)		340,284	514,034
Mitsubishi Estate Co., Ltd. (Japan)		37,700	561,799
Mitsui Fudosan Co., Ltd. (Japan)		29,700	527,612
New World Development Co., Ltd. (Hong Kong)		91,152	432,797
NIPPON REIT Investment Corp. (Japan)		102	329,725
Nomura Real Estate Master Fund, Inc. (Japan)		274	328,169
Sun Hung Kai Properties Ltd. (Hong Kong)		41,500	530,172
Tokyu Fudosan Holdings Corp. (Japan)		24,446	115,006
United Urban Investment Corp.(Japan)		252	271,416

			6,720,504

HEALTH CARE	3.3%
Healthpeak Properties, Inc.		22,372	616,572
Medical Properties Trust, Inc.		24,104	453,155
Omega Healthcare Investors, Inc.		5,596	166,369
Ventas, Inc.		26,674	976,802
Welltower, Inc.		18,004	931,707

			3,144,605

HEALTH CARE—FOREIGN	0.5%
Assura PLC (United Kingdom)		176,108	170,889
Parkway Life Real Estate Investment Trust (Singapore)		120,600	289,785

			460,674

HOTEL	0.2%
Hilton Worldwide Holdings, Inc.		2,730	200,518

INDUSTRIALS	2.6%
Americold Realty Trust		8,334	302,524
Duke Realty Corp.		14,845	525,365
Prologis, Inc.		18,068	1,686,286

			2,514,175

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
INDUSTRIALS—FOREIGN	1.1%
GLP J-REIT (Japan)		216	$312,131
Goodman Group (Australia)		17,700	182,633
Segro PLC (United Kingdom)		37,562	415,435
Warehouses De Pauw CVA (Belgium)		5,988	164,508

			1,074,707

NET LEASE	1.3%
Agree Realty Corp.		7,934	521,343
VICI Properties, Inc.		36,981	746,647

			1,267,990

NET LEASE—FOREIGN	0.2%
ARGAN SA (France)		1,696	155,802

OFFICE	0.4%
Boston Properties, Inc.		833	75,287
Kilroy Realty Corp.		5,510	323,437

			398,724

OFFICE—FOREIGN	1.0%
Allied Properties REIT (Canada)		7,881	237,777
Alstria Office REIT AG (Germany)[a]		8,528	126,924
Entra ASA, 144A (Norway)[b]		7,890	101,139
Gecina SA (France)		1,160	143,268
Nippon Building Fund, Inc. (Japan)		53	301,844

			910,952

RESIDENTIAL	2.4%
Essex Property Trust, Inc.		3,804	871,763
Invitation Homes, Inc.		26,823	738,437
UDR, Inc.		17,070	638,076

			2,248,276

RESIDENTIAL—FOREIGN	2.5%
Aedifica SA (Belgium)		2,306	252,530
Boardwalk REIT (Canada)		7,891	172,688
Daiwa House REIT Investment Corp. (Japan)		118	277,607
Deutsche Wohnen SE (Germany)		11,541	518,602
Instone Real Estate Group AG, 144A (Germany)a,b		6,658	144,451
LEG Immobilien AG (Germany)[a]		3,056	387,610
UNITE Group PLC (United Kingdom)		8,269	96,288
Vonovia SE (Germany)		8,290	506,710

			2,356,486

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
RETAIL—FOREIGN	0.7%
Catena AB (Sweden)		2,472	$97,749
Klepierre SA (France)		16,245	324,718
Link REIT (Hong Kong)		32,300	265,188

			687,655

SELF STORAGE	1.7%
Extra Space Storage, Inc.		3,589	331,516
Public Storage		6,865	1,317,325

			1,648,841

SELF STORAGE—FOREIGN	0.2%
Safestore Holdings PLC (United Kingdom)		19,132	172,448

SHOPPING CENTERS	1.4%
Kimco Realty Corp.		43,695	561,044
Simon Property Group, Inc.		10,587	723,939

			1,284,983

TOTAL REAL ESTATE			26,434,414

TOLL ROADS—FOREIGN	1.4%
Atlantia S.p.A. (Italy)		3,486	56,387
Transurban Group (Australia)		36,031	353,346
Vinci SA (France)		8,111	752,078
Zhejiang Expressway Co., Ltd., Class H (China)(H shares)		188,000	133,511

			1,295,322

WATER	0.9%
WATER UTILITIES	0.4%
American Water Works Co., Inc.		3,224	414,800

WATER UTILITIES—FOREIGN	0.5%
Guangdong Investment Ltd. (China)(H shares)		63,339	109,253
Pennon Group PLC (United Kingdom)		12,486	172,902
United Utilities Group PLC (United Kingdom)		13,285	149,280

			431,435

TOTAL WATER			846,235

TOTAL COMMON STOCK (Identified cost—$47,878,399)			52,650,058

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
EXCHANGE-TRADED FUNDS	4.3%
GOLD	3.9%
SPDR Gold MiniShares Trust[a]		208,800	$3,708,288

SHORT-TERM BOND	0.4%
Vanguard Short-Term Bond		5,000	415,600

TOTAL EXCHANGE-TRADED FUNDS (Identified cost — $3,256,654)			4,123,888

PREFERRED SECURITIES—$25 PAR VALUE	0.5%
BANKS	0.5%
GMAC Capital Trust I, 6.177% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[d]		3,201	71,766
PNC Financial Services Group, Inc., 6.125% to 5/1/22, Series Pd,e		8,210	215,923
US Bancorp, 6.50% to 1/15/22, Series Fd,e		5,171	134,860

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$434,593)			422,549

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	12.4%
BANKS	0.9%
Citigroup, Inc., 6.125% to 11/15/20, Series Rd,e		$460,000	453,190
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Od,e		375,000	372,244

			825,434

BANKS—FOREIGN	0.7%
BNP Paribas SA, 7.625% to 3/30/21, 144A (France) (USD)[b,d,e,f]		250,000	253,906
DNB Bank ASA, 6.50% to 3/26/22 (Norway) (USD)[d,e,f,g]		200,000	206,000
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland) (USD)[d,e,f,g]		250,000	255,534

			715,440

ELECTRIC	0.9%
Dominion Energy, Inc., 3.071%, due 8/15/24		605,000	650,293
DTE Energy Co., 2.529%, due 10/1/24, Series C		175,000	183,339

			833,632

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
ENERGY	0.1%
East Ohio Gas Co./The, 1.30%, due 6/15/25, 144Ab		$50,000	$50,333

INFRASTRUCTURE—ELECTRIC	0.9%
CMS Energy Corp., 5.05%, due 3/15/22		155,000	163,479
NextEra Energy Capital Holdings, Inc., 2.75%, due 5/1/25		620,000	670,664

			834,143

INSURANCE	1.9%
LIFE/HEALTH INSURANCE	0.2%
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[e]		177,000	188,700

LIFE/HEALTH INSURANCE—FOREIGN	0.9%
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)(USD)[b,d,e]		850,000	899,563

PROPERTY CASUALTY—FOREIGN	0.8%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)(USD)[b,e]		700,000	758,972

TOTAL INSURANCE			1,847,235

INTEGRATED TELECOMMUNICATIONS SERVICES	1.5%
AT&T, Inc., 2.30%, due 6/1/27		92,000	95,134
AT&T, Inc., 3.00%, due 6/30/22		280,000	292,522
AT&T, Inc., 3.40%, due 5/15/25		370,000	407,099
T-Mobile USA, Inc., 3.50%, due 4/15/25, 144Ab		225,000	245,676
Verizon Communications, Inc., 3.376%, due 2/15/25		360,000	399,778

			1,440,209

REAL ESTATE	5.3%
DATA CENTERS	0.4%
Equinix, Inc., 1.25%, due 7/15/25		125,000	125,594
Equinix, Inc., 5.875%, due 1/15/26		250,000	263,677

			389,271

DIVERSIFIED	0.1%
National Retail Properties, Inc., 3.90%, due 6/15/24		135,000	143,817

HEALTH CARE	1.0%
Healthpeak Properties, Inc., 4.20%, due 3/1/24		175,000	190,912
Senior Housing Properties Trust, 6.75%, due 12/15/21		395,000	399,550
Welltower, Inc., 3.95%, due 9/1/23		165,000	177,842

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
Welltower, Inc., 3.625%, due 3/15/24		$125,000	$133,622

			901,926

NET LEASE	0.8%
Duke Realty LP, 3.625%, due 4/15/23		179,000	190,281
Highwoods Realty LP, 3.625%, due 1/15/23		250,000	259,544
Realty Income Corp., 4.65%, due 8/1/23		175,000	193,322
WP Carey, Inc., 4.60%, due 4/1/24		150,000	159,863

			803,010

OFFICE	1.6%
Alexandria Real Estate Equities, Inc., 3.90%, due 6/15/23		180,000	194,868
Alexandria Real Estate Equities, Inc., 4.00%, due 1/15/24		76,000	84,091
Brandywine Operating Partnership LP, 3.95%, due 2/15/23		275,000	283,426
Corporate Office Properties LP, 3.60%, due 5/15/23		658,000	670,061
Corporate Office Properties LP, 3.70%, due 6/15/21		250,000	254,144

			1,486,590

SELF STORAGE	0.6%
CubeSmart LP, 3.125%, due 9/1/26		130,000	138,455
CubeSmart LP, 4.375%, due 12/15/23		258,000	281,932
CubeSmart LP, 4.80%, due 7/15/22		160,000	168,978

			589,365

SHOPPING CENTERS	0.6%
Kimco Realty Corp., 3.125%, due 6/1/23		60,000	61,223
Simon Property Group LP, 2.625%, due 6/15/22		135,000	138,826
Weingarten Realty Investors, 3.50%, due 4/15/23		156,000	160,242
Weingarten Realty Investors, 4.45%, due 1/15/24		200,000	212,013

			572,304

SPECIALTY	0.2%
Digital Realty Trust LP, 3.625%, due 10/1/22		170,000	179,554

TOTAL REAL ESTATE			5,065,837

UTILITIES	0.2%
REGULATED ELECTRIC
WEC Energy Group, Inc., 3.10%, due 3/8/22		158,000	164,592

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$11,508,688)			11,776,855

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	0.9%
FINANCIAL	0.3%
DIVERSIFIED FINANCIAL SERVICES
General Motors Financial Co., Inc., 3.389% (3 Month US LIBOR + 1.55%), due 1/14/22 (FRN)[c]		$100,000	$99,365
Morgan Stanley, 5.55% to 10/15/20, Series Jd,e		186,000	170,972

			270,337

INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Verizon Communications, Inc., 3.45%, due 3/15/21		453,000	462,024

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.1%
Vodafone Group PLC, 2.833% (3 Month US LIBOR + 0.99%), due 1/16/24 (FRN) (United Kingdom) (USD)[c]		75,000	74,690

TOTAL CORPORATE BONDS (Identified cost—$818,205)			807,051

		Number of Rights
RIGHTS—ENERGY—FOREIGN	0.0%
Repsol SA, expires 7/9/20 (Spain)[a]		49,185	23,944

TOTAL RIGHTS (Identified cost—$27,380)			23,944

		Principal Amount
U.S. TREASURY INFLATION—PROTECTED SECURITIES	0.4%
U.S. Treasury Inflation Indexed Bonds, 2.375%, due 1/15/25		$340,120	392,080

TOTAL U.S. TREASURY INFLATION—PROTECTED SECURITIES (Identified cost—$374,971)			392,080

		Shares
SHORT-TERM INVESTMENTS	25.5%
MONEY MARKET FUNDS	4.6%
State Street Institutional Treasury Money Market Fund, Premier Class I, 0.11%[h]		4,347,365	4,347,365

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
U.S. TREASURY BILLS	20.9%
U.S. Treasury Bills, 1.51%, due 7/9/20[i]		$2,453,000	$2,452,177
U.S. Treasury Bills, 1.519%, due 7/9/20[i]		388,000	387,869
U.S. Treasury Bills, 1.525%, due 7/16/20[i,j]		3,941,000	3,938,496
U.S. Treasury Bills, 0.105%, due 8/6/20[i]		4,990,000	4,989,476
U.S. Treasury Bills, 0.117%, due 8/20/20[i]		871,000	870,859
U.S. Treasury Bills, 0.117%, due 8/20/20[i]		4,359,000	4,358,292
U.S. Treasury Bills, 0.141%, due 8/27/20[i]		2,504,000	2,503,441
U.S. Treasury Bills, 0.51%, due 8/27/20[i]		296,000	295,934

			19,796,544

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$24,143,909)			24,143,909

PURCHASED OPTION CONTRACTS	0.0%
(Premiums paid—$8,854)			11,069

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$88,451,653)	99.6%		94,351,403
WRITTEN OPTION CONTRACTS	(0.0)		(6,181)
OTHER ASSETS IN EXCESS OF LIABILITIES[k]	0.4		389,091

NET ASSETS	100.0%		$94,734,313

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Paid	Value
Call—Corn Futures	$345.00	7/24/20	23	$38,927,500	$8,854	$11,069

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Received	Value
Call—Corn Futures	$360.00	7/24/20	(23)	$(38,927,500)	$(4,515)	$(6,181)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $3,681,362 which represents 3.9% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Variable rate. Rate shown is in effect at June 30, 2020.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $715,440 or 0.8% of the net assets of the Fund.

[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $461,534 which represents 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

[h]	Rate quoted represents the annualized seven-day yield.
[i]	The rate shown is the effective yield on the date of purchase.
[j]	All or a portion of this security has been pledged as collateral for futures contracts. $2,794,224 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
[k]	Liabilities in excess of other assets include unrealized appreciation/depreciation on open futures contracts at June 30, 2020.
[l]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	30	July 13, 2020	$1,118,546	$1,195,312	$76,766
Aluminum HG LME	28	September 14, 2020	1,126,556	1,131,200	4,644
Aluminum HG LME	26	November 16, 2020	985,883	1,061,450	75,567
Brent Crude Oil[a]	17	July 31, 2020	684,354	701,590	17,236
Brent Crude Oil[a]	18	October 30, 2020	597,891	751,680	153,789
Coffee C	15	December 18, 2020	572,160	581,906	9,746
Coffee Robusta	21	September 24, 2020	262,124	249,270	(12,854)
Copper	1	September 28, 2020	68,203	68,213	10
Copper	28	December 29, 2020	1,837,589	1,919,750	82,161
Corn	82	September 14, 2020	1,372,970	1,400,150	27,180
Cotton No. 2	4	December 8, 2020	120,465	121,760	1,295
Gasoline	2	August 31, 2020	99,050	99,742	692
Gasoline	2	October 30, 2020	94,028	91,283	(2,745)
Gold	1	August 27, 2020	173,153	180,050	6,897
Gold	23	December 29, 2020	3,983,876	4,186,920	203,044
KC Wheat	38	September 14, 2020	882,946	835,525	(47,421)
Lean Hogs[a]	9	August 14, 2020	202,190	176,490	(25,700)
Lean Hogs[a]	12	October 14, 2020	260,674	236,880	(23,794)
Lean Hogs[a]	3	December 14, 2020	65,422	62,070	(3,352)
Lean Hogs[a]	2	February 12, 2021	48,657	47,920	(737)
Light Sweet Crude Oil	14	August 20, 2020	452,040	550,760	98,720
Light Sweet Crude Oil	17	September 22, 2020	665,721	671,160	5,439
Light Sweet Crude Oil	6	February 22, 2021	229,795	239,820	10,025
Live Cattle	12	August 31, 2020	470,382	462,120	(8,262)
Low Sulphur Gasoil	9	September 10, 2020	318,030	323,100	5,070
Low Sulphur Gasoil	3	December 10, 2020	108,276	110,175	1,899
Natural Gas	74	August 27, 2020	1,490,566	1,323,860	(166,706)
Natural Gas	3	December 29, 2020	89,452	86,490	(2,962)
Natural Gas	16	January 27, 2021	470,938	455,520	(15,418)
Natural Gas	2	February 24, 2021	53,920	54,780	860
Nickel LME	14	July 13, 2020	984,194	1,072,008	87,814
Nickel LME	1	September 14, 2020	78,073	76,806	(1,267)
Nickel LME	9	October 19, 2020	668,415	692,213	23,798
Nickel LME	9	November 16, 2020	702,425	693,130	(9,295)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
NY Harbor ULSD	7	August 31, 2020	$ 350,243	$353,858	$ 3,615
NY Harbor ULSD	1	February 26, 2021	54,652	53,890	(762)
Palladium	1	September 28, 2020	176,390	196,690	20,300
Platinum	6	October 28, 2020	251,039	255,360	4,321
Silver	3	September 28, 2020	268,622	279,555	10,933
Silver	11	December 29, 2020	872,521	1,034,165	161,644
Soybean	4	November 13, 2020	174,327	176,450	2,123
Soybean	32	January 14, 2021	1,411,388	1,415,600	4,212
Soybean Meal	6	December 14, 2020	178,996	177,540	(1,456)
Soybean Meal	29	January 14, 2021	867,878	859,270	(8,608)
Soybean Oil	44	December 14, 2020	763,735	760,584	(3,151)
Sugar 11	26	September 30, 2020	304,523	348,275	43,752
Wheat	10	September 14, 2020	256,125	245,875	(10,250)
Zinc LME	23	July 13, 2020	1,132,391	1,171,994	39,603
Zinc LME	5	September 14, 2020	253,374	255,750	2,376
Zinc LME	5	December 14, 2020	241,766	257,000	15,234
SHORT FUTURES OUTSTANDING
Aluminum HG LME	30	July 13, 2020	(1,112,461)	(1,195,313)	(82,852)
Aluminum HG LME	10	September 14, 2020	(394,992)	(404,000)	(9,008)
Aluminum HG LME	26	November 16, 2020	(1,053,086)	(1,061,450)	(8,364)
Brent Crude Oil[a]	7	October 29, 2021	(286,034)	(308,420)	(22,386)
Coffee C	9	September 18, 2020	(329,330)	(340,875)	(11,545)
Corn	26	December 14, 2020	(464,033)	(455,650)	8,383
Live Cattle	1	October 30, 2020	(39,747)	(39,890)	(143)
Nickel LME	14	July 13, 2020	(1,033,255)	(1,072,008)	(38,753)
Nickel LME	9	October 19, 2020	(701,207)	(692,212)	8,995
Zinc LME	23	July 13, 2020	(1,116,192)	(1,171,994)	(55,802)
Zinc LME	1	December 14, 2020	(51,184)	(51,400)	(216)

					$644,334

a Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
ULSD	Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Country Summary	% of Net Assets
United States	62.6
Japan	5.7
Canada	3.6
United Kingdom	3.5
Australia	3.2
France	3.1
Hong Kong	2.1
Germany	1.8
China	1.6
Singapore	1.1
Spain	1.0
Norway	0.7
Belgium	0.7
Russia	0.7
Netherlands	0.7
South Africa	0.6
Sweden	0.5
Other	6.8

100.0

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$88,451,653)	$94,351,403
Foreign currency, at value (Identified cost—$68,960)	68,822
Receivable for:
Variation margin on futures contracts	389,498
Dividends and interest	383,186
Investment securities sold	367,336
Fund shares sold	80,208
Other assets	6,425

Total Assets	95,646,878

LIABILITIES:
Written option contracts, at value (Premiums received—$4,515)	6,181
Payable for:
Investment securities purchased	365,496
Dividends declared	146,911
Fund shares redeemed	114,809
Shareholder servicing fees	14,608
Investment advisory fees	7,838
Administration fees	6,272
Distribution fees	240
Directors’ fees	15
Other liabilities	250,195

Total Liabilities	912,565

NET ASSETS	$94,734,313

NET ASSETS consist of:
Paid-in capital	$99,231,359
Total distributable earnings/(accumulated loss)	(4,497,046)

$94,734,313

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2020 (Unaudited)

CLASS A SHARES:
NET ASSETS	$7,048,059
Shares issued and outstanding ($0.001 par value common stock outstanding)	883,700

Net asset value and redemption price per share	$7.98

Maximum offering price per share ($7.98 ÷ 0.955)[a]	$8.36

CLASS C SHARES:
NET ASSETS	$3,525,565
Shares issued and outstanding ($0.001 par value common stock outstanding)	443,101

Net asset value and offering price per share[b]	$7.96

CLASS I SHARES:
NET ASSETS	$80,488,108
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,077,755

Net asset value, offering and redemption price per share	$7.99

CLASS R SHARES:
NET ASSETS	$52,579
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,534

Net asset value, offering and redemption price per share	$8.05

CLASS Z SHARES:
NET ASSETS	$3,620,002
Shares issued and outstanding ($0.001 par value common stock outstanding)	454,113

Net asset value, offering and redemption price per share	$7.97

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income (net of $47,339 of foreign withholding tax)	$995,705
Interest income	361,980

Total Investment Income	1,357,685

Expenses:
Investment advisory fees	385,688
Administration fees	81,711
Professional fees	71,103
Custodian fees and expenses	65,594
Registration and filing fees	42,562
Shareholder servicing fees—Class A	4,029
Shareholder servicing fees—Class C	4,640
Shareholder servicing fees—Class I	31,953
Distribution fees—Class A	10,072
Distribution fees—Class C	13,919
Distribution fees—Class R	134
Shareholder reporting expenses	19,059
Transfer agent fees and expenses	14,314
Directors’ fees and expenses	10,590
Miscellaneous	14,474

Total Expenses	769,842
Reduction of Expenses (See Note 2)	(325,648)

Net Expenses	444,194

Net Investment Income (Loss)	913,491

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(5,554,529)
Futures contracts	(6,808,725)
Foreign currency transactions	(14,480)

Net realized gain (loss)	(12,377,734)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(6,975,276)
Futures contracts	132,041
Written option contracts	(1,666)
Foreign currency translations	(1,229)

Net change in unrealized appreciation (depreciation)	(6,846,130)

Net Realized and Unrealized Gain (Loss)	(19,223,864)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,310,373)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$913,491	$2,555,955
Net realized gain (loss)	(12,377,734)	5,488,253
Net change in unrealized appreciation (depreciation)	(6,846,130)	12,662,671

Net increase (decrease) in net assets resulting from operations	(18,310,373)	20,706,879

Distributions to Shareholders:
Class A	(58,053)	(265,422)
Class C	(17,649)	(82,151)
Class I	(819,883)	(3,058,028)
Class R	(402)	(1,413)
Class Z	(36,824)	(111,947)

Total distributions	(932,811)	(3,518,961)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(8,202,151)	(22,246,861)

Total increase (decrease) in net assets	(27,445,335)	(5,058,943)
Net Assets:
Beginning of period	122,179,648	127,238,591

End of period	$94,734,313	$122,179,648

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.40	$8.23	$9.14	$8.73	$7.99	$9.42

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.16	0.11	0.09	0.05	0.08
Net realized and unrealized gain (loss)	(1.41)	1.25	(0.89)	0.46	0.91	(1.37)

Total from investment operations	(1.35)	1.41	(0.78)	0.55	0.96	(1.29)

Less dividends and distributions to shareholders from:

Net investment income	(0.07)	(0.22)	(0.12)	(0.14)	(0.20)	(0.12)
Net realized gain	—	(0.02)	—	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)	(0.02)

Total dividends and distributions to shareholders	(0.07)	(0.24)	(0.13)	(0.14)	(0.22)	(0.14)

Net increase (decrease) in net asset value	(1.42)	1.17	(0.91)	0.41	0.74	(1.43)

Net asset value, end of period	$7.98	$9.40	$8.23	$9.14	$8.73	$7.99

Total return[b,c]	–14.40%[d]	17.19%	–8.61%	6.33%	11.99%	–13.80%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$7.0	$10.8	$9.4	$28.5	$12.9	$13.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.72%[e]	1.62%	1.51%	1.51%	1.69%	1.63%

Expenses (net of expense reduction)	1.15%[e]	1.15%	1.14%	1.11%	1.24%	1.20%

Net investment income (loss) (before expense reduction)	0.88%[e]	1.26%	0.88%	0.62%	0.18%	0.43%

Net investment income (loss) (net of expense reduction)	1.45%[e]	1.73%	1.25%	1.02%	0.63%	0.86%

Portfolio turnover rate[f]	79%[d]	115%	99%	124%	118%	101%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.
[f]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.37	$8.21	$9.12	$8.71	$7.97	$9.38

Income (loss) from investment operations:

Net investment income (loss)[a]	0.03	0.10	0.06	0.02	(0.01)	0.00 [b]
Net realized and unrealized gain (loss)	(1.40)	1.23	(0.89)	0.46	0.91	(1.35)

Total from investment operations	(1.37)	1.33	(0.83)	0.48	0.90	(1.35)

Less dividends and distributions to shareholders from:

Net investment income	(0.04)	(0.15)	(0.07)	(0.07)	(0.14)	(0.05)
Net realized gain	—	(0.02)	—	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)	(0.01)

Total dividends and distributions to shareholders	(0.04)	(0.17)	(0.08)	(0.07)	(0.16)	(0.06)

Net increase (decrease) in net asset value	(1.41)	1.16	(0.91)	0.41	0.74	(1.41)

Net asset value, end of period	$7.96	$9.37	$8.21	$9.12	$8.71	$7.97

Total return[c,d]	–14.62%[e]	16.31%	–9.18%	5.48%	11.28%	–14.46%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$3.5	$4.3	$5.0	$6.6	$8.3	$8.7

Ratios to average daily net assets:

Expenses (before expense reduction)	2.37%[f]	2.27%	2.19%	2.20%	2.37%	2.35%

Expenses (net of expense reduction)	1.80%[f]	1.80%	1.80%	1.80%	1.92%	2.00%

Net investment income (loss) (before expense reduction)	0.28%[f]	0.61%	0.31%	(0.14)%	(0.59)%	(0.30)%

Net investment income (loss) (net of expense reduction)	0.85%[f]	1.08%	0.70%	0.26%	(0.14)%	0.05%

Portfolio turnover rate[g]	79%[e]	115%	99%	124%	118%	101%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.41	$8.24	$9.16	$8.75	$8.01	$9.45

Income (loss) from investment operations:

Net investment income (loss)[a]	0.08	0.19	0.15	0.11	0.10	0.09
Net realized and unrealized gain (loss)	(1.42)	1.25	(0.90)	0.46	0.89	(1.37)

Total from investment operations	(1.34)	1.44	(0.75)	0.57	0.99	(1.28)

Less dividends and distributions to shareholders from:

Net investment income	(0.08)	(0.25)	(0.16)	(0.16)	(0.23)	(0.14)
Net realized gain	—	(0.02)	—	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)	(0.02)

Total dividends and distributions to shareholders	(0.08)	(0.27)	(0.17)	(0.16)	(0.25)	(0.16)

Net increase (decrease) in net asset value	(1.42)	1.17	(0.92)	0.41	0.74	(1.44)

Net asset value, end of period	$7.99	$9.41	$8.24	$9.16	$8.75	$8.01

Total return[b]	–14.22%[c]	17.58%	–8.31%	6.62%	12.32%	–13.64%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$80.5	$102.9	$111.1	$124.7	$143.9	$85.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.44%[d]	1.34%	1.26%	1.26%	1.41%	1.39%

Expenses (net of expense reduction)	0.80%[d]	0.80%	0.80%	0.80%	0.91%	1.00%

Net investment income (loss) (before expense reduction)	1.20%[d]	1.54%	1.27%	0.81%	0.72%	0.66%

Net investment income (loss) (net of expense reduction)	1.84%[d]	2.08%	1.73%	1.27%	1.22%	1.05%

Portfolio turnover rate[e]	79%[c]	115%	99%	124%	118%	101%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.48	$8.30	$9.22	$8.81	$8.01	$9.45

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.14	0.11	0.06	(0.06)	0.05
Net realized and unrealized gain (loss)	(1.43)	1.26	(0.91)	0.46	1.01	(1.37)

Total from investment operations	(1.37)	1.40	(0.80)	0.52	0.95	(1.32)

Less dividends and distributions to shareholders from:

Net investment income	(0.06)	(0.20)	(0.11)	(0.11)	(0.13)	(0.10)
Net realized gain	—	(0.02)	—	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)	(0.02)

Total dividends and distributions to shareholders	(0.06)	(0.22)	(0.12)	(0.11)	(0.15)	(0.12)

Net increase (decrease) in net asset value	(1.43)	1.18	(0.92)	0.41	0.80	(1.44)

Net asset value, end of period	$8.05	$9.48	$8.30	$9.22	$8.81	$8.01

Total return[b]	–14.43%[c]	16.99%	–8.72%	5.99%	11.90%	–14.06%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$52.6	$61.5	$59.2	$89.5	$250.7	$1,190.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.87%[d]	1.77%	1.69%	1.70%	1.90%	1.85%

Expenses (net of expense reduction)	1.30%[d]	1.30%	1.30%	1.30%	1.45%	1.50%

Net investment income (loss) (before expense reduction)	0.79%[d]	1.10%	0.79%	0.32%	(1.10)%	0.26%

Net investment income (loss) (net of expense reduction)	1.36%[d]	1.57%	1.18%	0.72%	(0.65)%	0.61%

Portfolio turnover rate[e]	79%[c]	115%	99%	124%	118%	101%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.39	$8.23	$9.14	$8.74	$8.00	$9.43

Income (loss) from investment operations:

Net investment income (loss)[a]	0.08	0.19	0.15	0.11	0.09	0.08
Net realized and unrealized gain (loss)	(1.42)	1.24	(0.89)	0.45	0.90	(1.35)

Total from investment operations	(1.34)	1.43	(0.74)	0.56	0.99	(1.27)

Less dividends and distributions to shareholders from:

Net investment income	(0.08)	(0.25)	(0.16)	(0.16)	(0.23)	(0.14)
Net realized gain	—	(0.02)	—	—	—	—
Tax return of capital	—	—	(0.01)	—	(0.02)	(0.02)

Total dividends and distributions to shareholders	(0.08)	(0.27)	(0.17)	(0.16)	(0.25)	(0.16)

Net increase (decrease) in net asset value	(1.42)	1.16	(0.91)	0.40	0.74	(1.43)

Net asset value, end of period	$7.97	$9.39	$8.23	$9.14	$8.74	$8.00

Total return[b]	–14.25%[c]	17.48%	–8.22%	6.51%	12.48%[d]	–13.67%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$3.6	$4.1	$1.6	$2.0	$2.2	$2.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.37%[e]	1.27%	1.19%	1.20%	1.37%	1.35%

Expenses (net of expense reduction)	0.80%[e]	0.80%	0.80%	0.80%	0.92%	1.00%

Net investment income (loss) (before expense reduction)	1.29%[e]	1.62%	1.32%	0.87%	0.56%	0.55%

Net investment income (loss) (net of expense reduction)	1.86%[e]	2.09%	1.71%	1.27%	1.01%	0.90%

Portfolio turnover rate[f]	79%[c]	115%	99%	124%	118%	101%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]

The net asset value (NAV) disclosed in the December 31, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2015.

[e]	Annualized.
[f]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are not currently available for purchase.

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. Investments in the Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Airports—Foreign	$135,670	$58,499	$77,171	$—
Communications	3,020,520	2,762,833	257,687	—
Consumer Staples	1,007,002	325,884	681,118	—
Consumer—Non-Cyclical	3,019,203	2,455,233	563,970	—
Electric	1,839,851	1,265,673	574,178	—
Energy	4,954,729	921,013	4,033,716	—
Industrial	767,145	—	767,145	—
Infrastructure	1,194,822	866,030	328,792	—
Materials	5,982,300	3,245,278	2,737,022	—
Railways—Foreign	49,137	—	49,137	—
Real Estate	26,434,414	14,738,448	11,695,966	—
Toll Roads—Foreign	1,295,322	—	1,295,322	—
Water	846,235	414,800	431,435	—
Other Industries	2,103,708	2,103,708	—	—
Exchange-Traded Funds	4,123,888	4,123,888	—	—
Preferred Securities— $25 Par Value	422,549	422,549	—	—
Preferred Securities— Capital Securities	11,776,855	—	11,776,855	—
Corporate Bonds	807,051	—	807,051	—
Rights	23,944	23,944	—	—
U.S. Treasury Inflation Protected Bonds	392,080	—	392,080	—
Short-Term Investments	24,143,909	—	24,143,909	—
Purchased Option Contracts	11,069	11,069	—	—

Total Investments in Securities[a]	$94,351,403	$33,738,849	$60,612,554	$—

Futures Contracts	$1,218,143	$1,218,143	$—	$—

Total Derivative Assets[a]	$1,218,143	$1,218,143	$—	$—

Futures Contracts	$(573,809)	$(573,809)	$—	$—
Written Option Contracts	(6,181)	(6,181)	—	—

Total Derivative Liabilities[a]	$(579,990)	$(579,990)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income or reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2020, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2020, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the six months ended June 30, 2020 and through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares . This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2020, fees waived and/or expenses reimbursed totaled $325,648.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $41,140 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2020, the Fund has been advised that the distributor received $557, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $0 and $130 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $399 for the six months ended June 30, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities and U.S. government obligations, excluding short-term investments, for the six months ended June 30, 2020 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$59,896,653	$—	$59,896,653
Sales	64,016,896	325,417	64,342,313

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2020 and the effect of derivatives held during the six months ended June 30, 2020, along with the respective location in the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Commodity Risk:
Futures Contracts[a]	Receivable for variation margin on futures contracts	$644,334	[b]	—	$—
Purchased Option Contracts—Exchange-Traded[a]	Investments in securities	11,069		—	—
Written Option Contracts—Exchange-Traded[a]	—	—		Written option contracts	6,181

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(6,808,725)	$132,041
Purchased Option Contracts—Exchange-Traded[a]	Net Realized and Unrealized Gain (Loss)	(57,532)	2,215
Written Option Contracts—Exchange-Traded	Net Realized and Unrealized Gain (Loss)	—	(1,666)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s futures contracts and option contracts activity during the six months ended June 30, 2020:

Futures Contracts
Average Notional Amount—Long	$36,601,985
Average Notional Amount—Short	(9,974,100)

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$8,285,118	$38,927,500

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents five months for purchased option contracts and one month for written option contracts.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$88,451,653

Gross unrealized appreciation on investments	$9,679,527
Gross unrealized depreciation on investments	(3,137,109)

Net unrealized appreciation (depreciation) on investments	$6,542,418

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. As described in a supplement dated August 13, 2020 to the Fund’s prospectus and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

statement of additional information, effective September 15, 2020, with the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A:
Sold	41,365	$340,304	181,158	$1,653,280
Issued as reinvestment of dividends and distributions	6,686	53,352	27,281	248,369
Redeemed	(310,837)	(2,580,528)	(210,128)	(1,904,801)

Net increase (decrease)	(262,786)	$(2,186,872)	(1,689)	$(3,152)

Class C:
Sold	11,215	$97,066	16,861	$151,071
Issued as reinvestment of dividends and distributions	1,418	11,287	5,635	51,181
Redeemed	(30,838)	(243,135)	(166,223)	(1,492,168)

Net increase (decrease)	(18,205)	$(134,782)	(143,727)	$(1,289,916)

Class I:
Sold	2,320,572	$18,602,637	4,093,463	$37,014,526
Issued as reinvestment of dividends and distributions	85,611	684,035	260,316	2,373,077
Redeemed	(3,265,716)	(25,313,081)	(6,898,092)	(62,462,794)

Net increase (decrease)	(859,533)	$(6,026,409)	(2,544,313)	$(23,075,191)

Class R:
Sold	—	$—	1	$10
Issued as reinvestment of dividends and distributions	50	402	154	1,413
Redeemed	(1)	(9)	(801)	(7,107)

Net increase (decrease)	49	$393	(646)	$(5,684)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class Z:
Sold	46,259	$357,949	264,888	$2,389,583
Issued as reinvestment of dividends and distributions	4,620	36,824	12,304	111,947
Redeemed	(32,654)	(249,254)	(41,599)	(374,448)

Net increase (decrease)	18,225	$145,519	235,593	$2,127,082

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Gold and Other Precious Metals Risk: Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and down grades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment advisor is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator (CPO) with respect to the Fund and the Subsidiary. Compliance with the CFTC’s disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors held on June 2, 2020, and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreements in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy because most Peer Funds are not real assets focused

COHEN & STEERS REAL ASSETS FUND, INC.

funds. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund represented the Peer Group median for the one-, three- and five-year periods ended March 31, 2020, ranking the Fund in the third quintiles for all periods. The Board of Directors also considered that the Fund outperformed the linked blended benchmark for the one- and three- year periods, ended March 31, 2020 and underperformed the linked blended benchmark for the five-year period ended March 31, 2020. The Board of Directors also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed for the five-year period ended March 31, 2020 and performed in-line with the supplemental peer group median for the one- and three-year periods ended March 31, 2020, ranking two out of five peers, four out of six peers and four out of six peers, respectively. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board

COHEN & STEERS REAL ASSETS FUND, INC.

of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements but determined to continue to closely monitor the Fund’s performance and requested that the Investment Advisor provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee is the lowest in the Peer Group, ranking the Fund in the first quintile. The Fund’s total expense ratio is lower than the Peer Group median, ranking the Fund in the first quintile. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor, and noted that the Fund’s total expense ratio is lower than the supplemental peer group median, ranking two out of six peers. The Fund’s actual management fee is lower than the supplemental peer group median, ranking three out of six peers. The Board of Directors, in considering the Fund’s fees and expenses, took into account the additional complexity associated with managing a Fund with multiple investment disciplines. In light of the considerations above, the Board of Directors concluded that the Fund’s expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors noted that because of the Fund’s asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

COHEN & STEERS REAL ASSETS FUND, INC.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreements to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program), effective June 1, 2019. The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end fund investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 9, 2020 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from June 1, 2019 through March 31, 2020 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of

COHEN & STEERS REAL ASSETS FUND, INC.

four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule and is not required to set a HLIM.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

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Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Nick Koutsoftas

Vice President

Benjamin Ross

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Real Assets

Fund

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RAPAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2020